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                                                                    EXHIBIT 4.11

                            DEBENTURE EXCHANGE AND
                         REGISTRATION RIGHTS AGREEMENT


     DEBENTURE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of December 8, 1997, by and among Dominion Resources Capital Trust I, a Delaware business trust (the "Trust"), Dominion Resources, Inc., a Virginia corporation ("Dominion Resources"), and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "Purchasers") relating to the Securities of the Trust.

     1.   CERTAIN DEFINITIONS. For purposes of this Debenture Exchange and
          -------------------
Registration Rights Agreement, the following terms shall have the following respective meanings:

          (a) "Capital Securities Exchange and Registration Rights Agreement" means the Capital Securities Exchange and Registration Rights Agreement in respect of the Capital Securities dated as of December 8, 1997 among Dominion Resources, the Trust and the Purchasers.

          (b) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

          (c) "Debentures" means the 7.83% Junior Subordinated Deferrable Interest Debentures due December 1, 2027 of Dominion Resources, to be issued pursuant to the Indenture.

          (d) "Effective Time", in the case of (i) an Exchange Offer, means the date on which the Commission declares the Exchange Offer registration statement effective or on which such registration statement otherwise becomes effective and (ii) a Shelf Registration, means the date on which the Commission declares the Shelf Registration effective or on which the Shelf Registration otherwise becomes effective.

          (e) "Exchange Act" means the Securities Exchange Act of 1934, or any successor thereto, as amended from time to time.

          (f) "Exchange Debentures" has the meaning set forth in Section 2(a) hereof.

          (g) "Exchange Guarantee" has the meaning set forth in Section 2(a) hereof.

          (h)  "Exchange Offer" has the meaning set forth in Section 2(a)
hereof.
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          (i)  "Exchange Registration" has the meaning set forth in Section 3(c)
hereof.

          (j) "Exchange Securities" has the meaning set forth in Section 2(a) hereof.

          (k) "Guarantee" means the Guarantee of Dominion Resources with respect to the Securities, to the extent set forth in the Guarantee Agreement.

          (l) "Guarantee Agreement" means the Capital Securities Guarantee Agreement dated as of December 8, 1997 between Dominion Resources and The Chase Manhattan Bank, a New York banking corporation, as Guarantee Trustee (together with its successors and assigns "Guarantee Trustee") for the benefit of the holders of the Securities.

          (m) "Guarantee Exchange and Registration Rights Agreement" means the Guarantee Exchange and Registration Rights Agreement in respect of the Guarantee dated as of December 8, 1997 among Dominion Resources, the Trust and the Purchasers.

          (n) The term "holder" has the meaning set forth in the Capital Securities Exchange and Registration Rights Agreement; provided, however, that if all the Registrable Securities and all the Securities cease to be outstanding, then it shall have the meaning set forth in the Indenture with respect to the Debentures.

          (o) "Indemnified Person" has the meaning set forth in Section 5(a) hereof.

          (p) "Indenture" means the Indenture dated as of December 1, 1997 between Dominion Resources and The Chase Manhattan Bank, as Debenture Trustee, as supplemented by the First Supplemental Indenture dated as of December 1, 1997, and as further amended or supplemented from time to time.

          (q)  "Issue Date" means December 8, 1997.

          (r) "Liquidation Amount" means the stated liquidation preference of the Securities.

          (s) "Material Event" means the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise (each a "Material Event"), during the period that a shelf registration statement must be kept effective as set forth in Section 2(b) which makes any statement made in such shelf registration statement or the related

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prospectus untrue in any material respect or which causes such shelf registration statement or prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (t) "New Guarantee Agreement" has the meaning set forth in the Guarantee Exchange and Registration Rights Agreement.

          (u) The term "person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association or government or any agency or political subdivision hereof, or any other entity of whatever nature.

          (v) "Purchase Agreement" means the Purchase Agreement dated December 3, 1997 among Dominion Resources, the Trust and the Purchasers.

          (w) "Registrable Securities" has the meaning set forth in the Capital Securities Exchange and Registration Rights Agreement; provided, however, that if all the Registrable Securities and all the Securities cease to be outstanding, then it shall mean the Debentures which have not been sold, directly or indirectly, pursuant to an effective registration statement under the Securities Act.

          (x) "Registration Default" has the meaning set forth in Section 2(c) hereof.

          (y) "Registration Expenses" has the meaning set forth in Section 4 hereof.

          (z) "Resale Period" has the meaning set forth in the Capital Securities Exchange and Registration Rights Agreement.

          (aa) "Rule 144" has the meaning set forth in the Trust Agreement.

          (bb) "Securities" means, collectively, the $250,000,000 aggregate Liquidation Amount of the 7.83% Capital Securities, Liquidation Amount $1,000 per Capital Security, of the Trust to be issued and sold to the Purchasers, and any securities issued in exchange therefor or in lieu thereof pursuant to the Trust Agreement or the Exchange Offer; provided, however, that if all the Registrable Securities and all the Securities cease to be outstanding, then it shall mean the Debentures which have been registered under the Securities Act.

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          (cc) "Securities Act" means the Securities Act of 1933, or any successor thereto, as amended from time to time.

          (dd) "Shelf Registration" has the meaning set forth in Section 2(b) hereof.

          (ee) "Special Interest" has the meaning set forth in Section 2(c) hereof.

          (ff) "Trust Agreement" means the Amended and Restated Trust Agreement dated as of December 8, 1997 among Dominion Resources, as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, the Administrative Trustees named therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust.

          (gg) "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as amended from time to time.

     Unless the context otherwise requires, any reference herein to a "Section"or "clause" refers to a Section or clause, as the case may be, of this Debenture Exchange and Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Debenture Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

     2.   REGISTRATION UNDER THE SECURITIES ACT.
          -------------------------------------

          (a) If Dominion Resources and the Trust file a registration statement pursuant to Section 2(a) of the Capital Securities Exchange and Registration Rights Agreement, then Dominion Resources and the Trust agree, jointly and severally, to include in such registration statement an offer to exchange (the "Exchange Offer") all of the Debentures for a like aggregate principal amount of a new series of junior subordinated deferrable interest debentures of Dominion Resources which are substantially identical to the Debentures (and which are entitled to the benefits of the Indenture which will be qualified under the Trust Indenture Act) except that they have been registered pursuant to an effective registration statement under the Securities Act and such new debentures will not contain provisions for Special Interest or provisions restricting transfer in the absence of registration under the Securities Act (such new debentures hereinafter called "Exchange Debentures"). Such registration statement shall also relate to, and the consummation of the Exchange Offer shall be conditioned upon the consummation of, an offer to exchange the Securities for substantially identical capital securities of the Trust pursuant to the Capital Securities Exchange and Registration Rights Agreement (the "Exchange Securities") and to an offer to exchange the Guarantee for a substantially identical guarantee of Dominion Resources pursuant to the Guarantee Exchange and Registration

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Rights Agreement (the "Exchange Guarantee"). Dominion Resources and the Trust
agree, jointly and severally, to use their reasonable best efforts to cause such registration statement to become effective under the Securities Act within 180 days of the Issue Date. The Exchange Offer will be registered under the Securities Act on the appropriate form. The Exchange Offer shall be deemed to have been completed upon the completion of the exchange of the Exchange Debentures for all the Debentures pursuant to the Exchange Offer.

          (b) If (i) Dominion Resources and the Trust file a "shelf" registration statement pursuant to Section 2(b) of the Capital Securities Exchange and Registration Rights Agreement without also filing a registration statement pursuant to Section 2(a) thereof or (ii) none of the Securities or the Registrable Securities is outstanding and the Exchange Offer has not been effected, then in the case of clause (i), such "shelf" registration statement shall provide for the registration of the Debentures and, in the case of clause
(ii) Dominion Resources shall file under the Securities Act, as soon as practicable, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission (in each case, the "Shelf Registration"). In the case of clause (i) only, the Shelf Registration shall also provide for the registration of the Securities pursuant to the Capital Securities Exchange and Registration Rights Agreement and for the registration of the Guarantee pursuant to the Guarantee Exchange and Registration Rights Agreement. Dominion Resources and, if applicable, the Trust agree, jointly and severally, to use their reasonable best efforts to cause the Shelf Registration to become or be declared effective and to keep such Shelf Registration continuously effective for a period ending on the earlier of (A) the second anniversary of the Issue Date or (B) such time as there are no longer any Registrable Securities outstanding. Dominion Resources and, if applicable, the Trust further agree, jointly and severally, to supplement or make amendments to the Shelf Registration, as and when required by the rules, regulations or instructions applicable to the registration form used by Dominion Resources and, if applicable, the Trust for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and Dominion Resources and, if applicable, the Trust agree, jointly and severally, to furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

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          (c)  In the event that (i) Dominion Resources and, if applicable, the
Trust have not filed the registration statement relating to the Exchange Offer on or before the 150th day after the Issue Date, or (ii) such registration statement has not become effective or been declared effective by the Commission or, if applicable, a Shelf Registration has not been filed on or before the 180th day after the Issue Date, or (iii) any of the Exchange Offer, the exchange offers contemplated by the Capital Securities Exchange and Registration Rights Agreement and the exchange offer contemplated by the Guarantee Exchange and Registration Rights Agreement has not been completed or, if applicable, a Shelf Registration is not declared effective within 210 days after the Issue Date (if the Exchange Offer is then required to be made) or (iv) any registration statement required by Section 2(b) is filed and declared effective but shall thereafter cease to be effective at any time prior to the second anniversary of the Issue Date (other than after such time as all Securities have been disposed of thereunder or otherwise cease to be Registrable Securities within the meaning of this Agreement), (each such event referred to in clauses (i) through (iv), a "Registration Default"), then interest will accrue (in addition to the stated interest rate on the Debentures) at the rate of 0.25% per annum on the principal amount of the Debentures (the "Special Interest"), commencing on (w) the 151st day after the Issue Date in the case of (i) above, (x) the 181st day after the Issue Date in the case of (ii) above, (y) the 211th day after the Issue Date in the case of (iii) above, or (z) the day after such shelf registration statement ceases to be effective in the case of (iv) above; provided, that if, in the case of (iv) above, such shelf registration statement ceases to be effective as a result of a Material Event, no Special Interest shall accumulate or accrue so long as such shelf registration statement again becomes effective within 60 days of the date notice of such Material Event was received by the holders of the Securities, the Guarantee and the Debentures; and provided further, that if such shelf registration statement does not again become effective within such 60-day period, Special Interest shall accrue commencing on the 61st day after such shelf registration statement ceases to be effective.

     Notwithstanding the foregoing, the additional interest rate on the Debentures may not exceed 0.25% per annum; provided that (1) upon the filing of the registration statement (in the case of (i) above), (2) upon the effectiveness of the registration statement or the filing of a shelf registration statement (in the case of (ii) above), (3) upon the completion of the exchange of the Securities, the Guarantee and the Debentures or upon the effectiveness of the shelf registration statement (in the case of (iii) above),
(4) upon the effectiveness of the shelf registration statement which had ceased to remain effective (in the case of (iv) above), (5) at the time when the Securities can be sold by non-affiliates pursuant to Rule 144 under the Securities Act without any

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limitation under clauses (c), (e), (f) and (h) of Rule 144, (6) at the second anniversary of the date the Securities are issued, or (7) the date as of which all securities are sold pursuant to the shelf registration statement, additional interest on the Debentures shall cease to accrue. Such Additional Interest will be payable in cash semi-annually in arrears on each June 1 and December 1 in accordance with, and subject to the deferral provisions of, the Indenture and the Trust Agreement, respectively. Special Interest, if any, will be computed on the basis of a 365 or 366 day year, as the case may be, and the number of days actually elapsed.

          (d) Any reference herein to a registration statement shall be deemed to include any document incorporated therein by reference as of the applicable Effective Time and any reference herein to any post-effective amendment to a registration statement shall be deemed to include any document incorporated therein by reference as of a time after such Effective Time.

     3.   REGISTRATION PROCEDURES.  If Dominion Resources and, if applicable,
          -----------------------
the Trust file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

          (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, Dominion Resources shall qualify the Indenture, the New Guarantee Agreement or the Guarantee Agreement (as applicable) if applicable, and the Trust Agreement under the Trust Indenture Act.

          (b) In the event that such qualification would require the appointment of a new trustee under any of the Indenture, the New Guarantee Agreement, the Guarantee Agreement or the Trust Agreement, such new trustee shall be appointed thereunder pursuant to the applicable provisions thereof.

          (c) In connection with the joint and several obligations of Dominion Resources and the Trust with respect to the registration of the Exchange Securities, the Exchange Guarantee and the Exchange Debentures, as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, Dominion Resources and the Trust shall, as soon as reasonably possible (or as otherwise specified):

               (i) prepare and file with the Commission, as soon as practicable but no later than 150 days after the Issue Date, a registration statement with respect to the Exchange Registration on any form which may be utilized by Dominion Resources and the Trust and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers

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     during the Resale Period to be effected as contemplated by Section 2(a)
     hereof, and use its reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter;

              (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

             (iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such registration statement, and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has become effective, (B) of the receipt of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening by the Commission of any proceedings for that purpose, (D) of the receipt by either Dominion Resources or the Trust of any notification with respect to the suspension of the qualification of the Exchange Securities and the Exchange Guarantee for sale in any United States jurisdiction or the initiation or, to Dominion Resources' or the Trust's knowledge, threatening of any proceeding for such purpose, or (E) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all

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     material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

              (iv) in the event that Dominion Resources and the Trust would be required, pursuant to Section 3(c)(iii)(E) above, to notify any broker-dealers holding Exchange Securities, without delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (v) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

              (vi) use their reasonable best efforts to (A) register or qualify the Exchange Securities and the Exchange Guarantee under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that neither Dominion Resources nor the Trust shall be required for any such purpose to
     (1) qualify to do business in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or (3) in the case of Dominion Resources, make any changes to

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     its Articles of Incorporation or Bylaws or any agreement between it and its stockholders or in the case of the Trust, make any changes to the Trust Agreement;

             (vii) provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and

            (viii) comply with all applicable rules and regulations of the Commission, and make generally available to all holders of Securities as soon as practicable but no later than eighteen months after the Effective Time, an earnings statement of Dominion Resources and its subsidiaries complying with Section 11 (a) of the Securities Act (including, at the option of Dominion Resources, Rule 158 thereunder).

          (d) In connection with the joint and several obligations of Dominion Resources and the Trust with respect to the Shelf Registration, if applicable, Dominion Resources and, if applicable, the Trust shall use their reasonable best efforts to cause the Shelf Registration to become effective to permit the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Shelf Registration. In connection therewith, Dominion Resources and, if applicable, the Trust shall as soon as reasonably possible (or as otherwise specified):

               (i) prepare and file with the Commission, as soon as practicable, a registration statement with respect to the Shelf Registration on any form which may be utilized by Dominion Resources and, if applicable, the Trust and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing to Dominion Resources and, if applicable, the Trust by the holders of the Registrable Securities and use their reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter;

              (ii) as soon as practicable, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement and furnish to the holders of the Registrable Securities copies of

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     any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

             (iii) comply with the provisions of the Securities Act applicable to Dominion Resources or, if applicable, the Trust in connection with the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the holders thereof, set forth in such registration statement;

              (iv) provide (A) the holders of the Registrable Securities to be included in such registration statement and not more than one counsel for all the holders of such Registrable Securities, (B) the underwriters (which term, for purposes of this Debenture Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor and (D) one counsel for such underwriters or agents, if any, reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

               (v) for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 2(b), make available at reasonable times at Dominion Resources' principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(iv) who shall certify to Dominion Resources and, if applicable, the Trust that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of Dominion Resources and, if applicable, the Trust, and cause the officers, employees, counsel and independent certified public accountants of Dominion Resources and, if applicable, the Trust to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party will be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by Dominion Resources as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise, except by

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     disclosure by such party in breach of this Agreement), or (B)
     such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to, and only to the extent required by, the requirements of such order, and only after such person shall have given Dominion Resources prompt prior written notice of such requirement);

               (vi)  promptly notify the selling holders of
     Registrable Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening by the Commission of any proceedings for that purpose, (D) if at any time the joint and several representations and warranties of Dominion Resources and, if applicable, the Trust contemplated by
     Section 3(d)(xv)(A) cease to be true and correct in all material respects, (E) of the receipt by either Dominion Resources or the Trust of any notification with respect to the suspension of the qualification of the Registrable Securities and, if applicable, the Guarantee, for sale in any jurisdiction or the initiation or, to Dominion Resources' or the Trust's knowledge, threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

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                (vii)  use their best efforts to obtain the withdrawal
     of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

               (viii) if requested by any managing underwriter or underwriters, any placement or sales agent or any holder or counsel for the holders of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the Liquidation Amount or the principal amount, as the case may be, of Registrable Securities being sold by any holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities, to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                 (ix)  furnish to each holder of Registrable
     Securities, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(iv) a conformed copy of such registration statement, each such amendment and supplement thereto and such number of copies of such registration statement and of the prospectus included in such registration statement, in conformity with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder, and such other documents, as such holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and each of Dominion Resources and, if applicable, the Trust hereby consents to the

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     use of such prospectus and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such party by Dominion Resources and the Trust, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any supplement or amendment thereto;

                 (x) use their reasonable best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement and, if applicable, the Guarantee under such securities laws or blue sky laws of such jurisdictions as any holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of Registrable Securities; provided, however, that neither Dominion Resources nor, if applicable, the Trust shall be required for any such purpose to (1) qualify to do business in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(x), (2) consent to general service of process in any such jurisdiction,
     (3) in the case of Dominion Resources, make any changes to its Articles of Incorporation or Bylaws or any agreement between it and its shareholders or, if applicable, in the case of the Trust, make any changes to the Trust Agreement;

                (xi) use their reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

               (xii) cooperate with the holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

               (xiii)  provide a CUSIP number for all Registrable
     Securities, not later than the applicable Effective Time;

                (xiv) enter into any underwriting agreement, engagement letter, agency agreement, "best efforts" underwriting agreement or similar agreement, as appropriate, including (without limitation) provisions elating to indemnification and contribution substantially the same as those set forth in Section 5 hereof, and take such other actions in connection therewith reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities; provided, that Dominion Resources and, if applicable, the Trust shall not be required to (i) enter into any such agreement more than once with respect to all of the Registrable Securities and may delay entering into such agreement until the consummation of any underwritten public offering which Dominion Resources and, if applicable, the Trust shall have then undertaken or (ii) enter into any engagement letter, agency agreement, "best effort" underwriting agreement or similar agreements whatsoever with respect to the Registrable Securities, and provided further, that Dominion Resources and, if applicable, the Trust shall not be obligated to enter into any such agreement with a broker-dealer which results in the need for a "qualified independent underwriter" (within the meaning of the Rules of Fair Practice and the Bylaws of National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time (the "Rules and Bylaws of NASD"));

                 (xv) whether or not an agreement of the type referred to in Section (3)(d)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof as are customarily made with respect to the offering of debt securities pursuant to any appropriate agreement or to a registration statement on the applicable form under the

     Securities Act; (B) obtain an opinion or opinions of counsel to Dominion Resources and, if applicable, the Trust, (which may be in the form of a reliance letter) covering matters as are customarily covered in opinions for an underwritten offering, addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof (it being agreed that the matters to be covered by such opinions may be subject to customary qualifications and exceptions) and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of Dominion Resources and, if applicable, the Trust addressed to the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (i) the effective date of such registration statement and (ii) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement; and (D) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 5 hereof;

                (xvi) notify in writing each holder of Registrable Securities of any proposal by Dominion Resources and the Trust to amend or waive any provision of this Debenture Exchange and Registration Rights Agreement pursuant to Section 8(g) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

               (xvii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules and Bylaws of NASD) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker- dealer in complying with the requirements of such Rules and Bylaws, including, without limitation, by (A) if such Rules or Bylaws, including Schedule E thereto (or any successor thereto), shall so require, engaging a "qualified independent underwriter" (as defined in such Schedule (or any successor thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof (or to such other customary extent as may be required by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules and Bylaws of NASD; and

               (xviii) comply with all applicable rules and regulations of the Commission, and make generally available to its holders of the Securities as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earnings statement of Dominion Resources and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of Dominion Resources, Rule 158 thereunder).

          (e) In the event that Dominion Resources and, if applicable, the Trust would be required, pursuant to Section 3(d)(vi)(F) above, to notify the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, Dominion Resources and, if applicable, the Trust shall without delay prepare and furnish to each such holder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each broker-dealer holding Exchange Securities and each holder of Registrable Securities agrees that upon receipt of any notice from Dominion Resources and, if applicable, the Trust pursuant to
Section 3(c)(iii)(E) or 3(d)(vi)(F) hereof, as the case may be, such holder shall forthwith discontinue the disposition of Exchange Securities or Registrable Securities, as the case may be, pursuant to the registration statement applicable to such Exchange Securities or Registrable Securities, as the case may be, until such holder shall have received copies of such amended or supplemented prospectus, and if so directed by Dominion Resources and, if applicable, the Trust, such holder shall deliver to Dominion Resources (at Dominion Resources' expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Exchange Securities or Registrable Securities, as the case may be, at the time of receipt of such notice.

          (f) Dominion Resources and, if applicable, the Trust may require each holder of Registrable Securities as to which any registration is being effected to furnish in writing to Dominion Resources and, if applicable, the Trust such information regarding such holder and such holder's intended method of distribution of such Registrable Securities as Dominion Resources and the Trust may from time to time reasonably request in writing. Each such holder agrees to notify Dominion Resources and, if applicable, the Trust as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to Dominion Resources and, if applicable, the Trust or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to Dominion Resources and, if applicable, the Trust any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each such holder shall comply with the provisions of the Securities Act applicable to such holder with respect to the disposition by such holder of Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by such holder set forth in such registration statement.

          (g) Until the expiration two years after the Issue Date, Dominion Resources will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act or any exemption therefrom; provided, however, that, for purposes of this paragraph, "affiliates" shall not include the Purchasers or any of their affiliates other than Dominion Resources and its subsidiaries, officers, managers and directors.

     4.   REGISTRATION EXPENSES.  If Dominion Resources and, if applicable, the
          ---------------------
Trust file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply: Dominion Resources agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the performance by Dominion Resources and, if applicable, the Trust for compliance with this Debenture Exchange and Registration Rights Agreement, including, without limitation, (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities and, if applicable, the Guarantee for offering and sale under the state securities and blue sky laws referred to in Section 3(d)(x) hereof, including reasonable fees and disbursements of counsel in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, and the certificates representing the Securities and all documents relating hereto, (d) messenger and delivery expenses, (e) fees and expenses of the Debenture Trustee under the Indenture, the Issuer Trustees under the Trust Agreement and, if applicable, the Guarantee Trustee under the Guarantee Agreement, if applicable, and of any escrow agent or custodian, (f) internal expenses (including, without limitation, all salaries and expenses of Dominion Resources' officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of Dominion Resources and, if applicable, the Trust (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) reasonable fees, disbursements and reasonable expenses of any "qualified independent underwriter" engaged pursuant to Section 3(d)(xvii) hereof, (i) reasonable fees, disbursements and reasonable expenses of one counsel for the holders of Registrable Securities retained in connection with a Shelf Registration, as selected by the holders of at least a majority in aggregate Liquidation Amount, or the aggregate principal amount, as the case may be, of the Registrable Securities being registered, and reasonable fees, reasonable expenses and disbursements of any other persons, including special experts, retained by Dominion Resources or, if applicable, the Trust in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, Dominion Resources shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a written request therefor.

Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency or brokerage fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above, transfer taxes on resale of any of the Securities by such holders and any advertising or solicitation expenses other than expenses specifically referred to above incurred by or on behalf of such holders in connection with any offers they may make.

     5.   INDEMNIFICATION.
          ---------------

          (a)  Upon the registration of the Registrable Securities pursuant to
Section 2 hereof, and in consideration of the agreements of the Purchasers contained herein, and as an inducement to the Purchasers to purchase the Securities, the Trust and Dominion Resources, jointly and severally, agree to indemnify and hold harmless each of the holders of Registrable Securities to be included in such registration, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities and each person, if any, who controls such holder, or such placement or sales agent, if any, or such underwriter, if any, within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act (each an "Indemnified Person") as follows:

               (i) against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus (or any amendment or supplement thereto) contained in such registration statement or caused by any omission or alleged omission to state therein of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission that was made in reliance upon and in conformity with written information relating to such indemnified Person furnished to the Trust and Dominion Resources by, or on behalf of, such Indemnified Person expressly for use in such registration statement or such preliminary, final or summary prospectus (or any amendment or supplement thereto);

               (ii) against any and all losses, claims, damages and liabilities whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information relating to such Indemnified Person furnished by, or on behalf of, such Indemnified Person as aforesaid), if such settlement is effected with the written consent of the Trust and Dominion Resources; and

               (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by such Indemnified Person), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information relating to such Indemnified Person furnished by, or on behalf of, such Indemnified Person as aforesaid) to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that indemnification with respect to any prospectus shall not inure to the benefit of any holder of Registrable Securities or Exchange Securities from whom the Person asserting any loss, claim, damage, liability or expense purchased such Securities, if a copy of the prospectus (as then amended or supplemented and furnished by Dominion Resources to such holder) was not sent or given by or on behalf of such person or to such person if such is required by law at or prior to the sale of such Registrable Securities or Exchange Securities, as the case may be, and if the prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense.

          (b) Dominion Resources may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 hereof and to entering into any placement or underwriting agreement with respect thereto, that Dominion Resources shall have received an undertaking reasonably satisfactory to them from the holder of such Registrable Securities and from each placement agent or underwriter named in any such placement agreement or underwriting agreement, severally and not jointly, to indemnify and hold harmless the Trust and Dominion Resources and each person, if any, who controls the Trust or Dominion Resources within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, claim, damage, liability and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein as furnished by the Trust or Dominion Resources to any such holder, agent or underwriter (or any amendment or supplement thereto), in reliance upon and in conformity with written information relating to such holder, or such placement or sales agent, if any, or such underwriter, if any, furnished to the Trust and Dominion Resources by or on behalf of such holder, or such placement or sales agent, if any, or such underwriter, if any, expressly for use in such registration statement or such preliminary, final or summary prospectus (or any amendment or supplement thereto).

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder but failure to o notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; provided, however, that when more than one of such holders, such placement or sales agents, if any, or such underwriters, if any, is an indemnified party each such holder, placement or sales agent or such underwriter, as the case may be, shall be entitled to separate counsel (in addition to any local counsel) in each such jurisdiction to the extent such holder, placement or sales agent or such underwriter, as the case may be, may have interests conflicting with those of the other holder, placement or sales agent or such underwriter, as the case may be. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 5 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, Dominion Resources, the Trust, and such holders, such placement or sales agents, if any, or such underwriters, if any, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by Dominion Resources, the Trust, and such holders, such placement or sales agents, if any, or such underwriters, if any, as incurred; provided that no person
                                                   --------
guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person that was not guilty of such fraudulent misrepresentation. As between Dominion Resources, the Trust, and such holders, such placement or sales agents, if any, or such underwriters, if any, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of Dominion Resources and the Trust, on the one hand, and such holders, such placement or sales agents, if any, or such underwriters, if any, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of Dominion Resources and the Trust, on the one hand, and of such holders, such placement or sales agents, if any, or such underwriters, if any, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Dominion Resources or the Trust, on the one hand, or by or on behalf of such holders, such placement or sales agents, if any, or such underwriters, if any, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Dominion Resources, the Trust and such holders, such placement or sales agents, if any, or such underwriters, if any, agree that it would not be just and equitable if contribution pursuant to this Section 5 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 5, each person, if any, who controls any such holders, such placement or sales agents, if any, and such underwriters, if any, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such holders, such placement or sales agents, if any, and such underwriters, if any, and each person, if any, who controls the Trust or Dominion Resources within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Trust or Dominion Resources. For purposes of this Section 5, each person, if any, who controls any such holders, such placement or sales agents, if any, and such underwriters, if any, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such holders, such placement or sales agents, if any, and such underwriters, if any, and each person, if any, who controls the Trust or Dominion Resources within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act shall have the same rights to contribution as the Trust or Dominion Resources.

     6.   UNDERWRITTEN OFFERINGS.
          ----------------------

          (a) Selection of Underwriters.  If any of the Registrable Securities
              -------------------------
covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least a majority in aggregate Liquidation Amount, or aggregate principal amount, as the case may be, of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Trust, if applicable, and Dominion Resources.

          (b) Participation by Holders.  Each holder of Registrable Securities
              ------------------------
hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     7.   RULE 144 AND RULE 144A.  For so long as Dominion Resources or the
          ----------------------
Trust is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, Dominion Resources and the Trust, as the case may be, will use their reasonable best efforts to file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder, that if it ceases to be so required to file such reports, it will, upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales of their securities pursuant to Rule 144 under the Securities Act,
(b) deliver such information to a prospective purchaser as is necessary to permit sales of their securities pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, Dominion Resources and the Trust will deliver to such Holder a written statement as to whether it has complied with such requirements.

     8.   MISCELLANEOUS
          -------------

          (a) No Inconsistent Agreements.  Each of the Trust and Dominion
              --------------------------
Resources represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities which would be inconsistent with the terms contained in this Debenture Exchange and Registration Rights Agreement and that the Capital Securities Exchange and Registration Rights Agreement and the Guarantee Exchange and Registration Rights Agreement should be construed to be consistent with the terms hereof.

          (b) Notices. All notices, requests, claims, demands, waivers and other
              -------
communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: if to the Trust or to Dominion Resources, then to Dominion Resources, Inc., 901 E. Byrd Street, Richmond, Virginia 23219, Attention: Treasurer, and if to a holder, to the address of such holder set forth in the security register or other records of the Trust or of the Debenture Trustee under the Indenture, as the case may be, or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          (c) Parties in Interest.  All the terms and provisions of this
              -------------------
Debenture Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any holder of Registrable Securities shall become a holder of Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Debenture Exchange and Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Debenture Exchange and Registration Rights Agreement. If Dominion Resources shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the terms hereof.

          (d) Survival. The respective indemnities, agreements, representations,
              --------
warranties and each other provision set forth in this Debenture Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities and the transfer and registration of Registrable Securities by such holder and/or the consummation of an Exchange Offer. In addition, the respective indemnities, representations and warranties set forth herein shall survive the termination hereof.

          (e) LAW GOVERNING. THIS DEBENTURE EXCHANGE AND REGISTRATION RIGHTS
              -------------
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (f) Headings. The descriptive headings of the several Sections and
              --------
paragraphs of this Debenture Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Debenture Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Debenture Exchange and Registration Rights Agreement.

          (g) Entire Agreement; Amendments. This Debenture Exchange and
              ----------------------------
Registration Rights Agreement and the other agreements referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Debenture Exchange and Registration Rights Agreement and such other agreements referred to herein supersede all prior agreements and understandings between the parties with respect to its subject matter. This Debenture Exchange and Registration Rights Agreement may be amended and the observance of any term of this Debenture Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by Dominion Resources, the Trust and the holders of at least a majority in aggregate Liquidation Amount or principal amount, as the case may be, of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this
Section 8(g), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

          (h) Inspection.  For so long as this Debenture Exchange and
              ----------
Registration Rights Agreement shall be in effect, this Debenture Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the registered holders of Registrable Securities shall be made available for inspection and copying on any business day, during normal business hours, by any holder of Registrable Securities at the offices of Dominion Resources at the address thereof set forth in Section 8(b) above.

          (i) Counterparts.   This agreement may be executed by the parties in
              ------------
counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          (j) Termination.  Except for the respective indemnities,
              -----------
representations and warranties set forth herein, this Debenture Exchange and Registration Rights Agreement shall terminate when all Securities, Exchange Securities and Registrable Securities cease to be outstanding.

     This Debenture Exchange and Registration Rights Agreement is executed as of the day and year first above written.

                              DOMINION RESOURCES, INC.



                              By: /s/ Edgar M. Roach, Jr.
                                  -----------------------------
                              Name:  Edgar M. Roach, Jr.
                              Title: Executive Vice President


                              DOMINION RESOURCES CAPITAL TRUST I

                              /s/ G. Scott Hetzer
                              -----------------------------------
                              As Administrative Trustee


                              MORGAN STANLEY & CO. INCORPORATED

                              As Representative of the Purchasers
                              named in Schedule I to the Purchase
                              Agreement


                              By: /s/ Harold J. Hendershot III
                                  ------------------------------
                              (Morgan Stanley & Co. Incorporated)
                              Acting severally, and not jointly and
                              severally, on behalf of themselves
                              and each of the Purchasers named in
                              Schedule I to the Purchase Agreement




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